UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2011

Kinetic Concepts, Inc.

(Exact name of registrant as specified in its charter)

Texas	0001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas	78230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 524-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

As previously announced, on Monday, January 10, 2011, Kinetic Concepts, Inc. (“KCI”) will present at the 29th Annual J.P. Morgan Healthcare Conference in San Francisco. A copy of KCI’s presentation is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 2.02. KCI’s presentation includes information regarding KCI’s results of operations for the year and quarter ended December 31, 2010.

Item 7.01.	Regulation FD Disclosure.

The information under Item 2.02 above is incorporated by reference into this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Kinetic Concepts, Inc. presentation at the 29th Annual J.P. Morgan Healthcare Conference in San Francisco

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC.

Date: January 10, 2011	By:	/S/ MARTIN J. LANDON
	Name:	Martin J. Landon
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Kinetic Concepts, Inc. presentation at the 29th Annual J.P. Morgan Healthcare Conference in San Francisco